SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 13, 2006 (February 13, 2006)
Date of Report (Date of earliest event reported)

ZIONS BANCORPORATION
(Exact name of registrant as specified in its charter)

Utah	0-2610	87-00227400
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Main, Suite 1134, Salt Lake City, Utah	84111
(Address of principal executive offices)	(Zip Code)

(801) 524-4787
Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01 Entry into a Material Definitive Agreement

In connection with its annual performance review process, on February 13, 2006, Zions Bancorporation or its subsidiaries (collectively, the “Corporation”) paid annual discretionary bonuses under the Corporation’s 2005 Management Incentive Plan to the following persons in connection with their services to the Corporation during 2005:

Name	Principal Position	Bonus
Harris H. Simmons	Chairman, President and Chief Executive Officer of Zions Bancorporation	$480,000

Doyle L. Arnold	Vice Chairman and Chief Financial Officer of Zions Bancorporation	$300,000

David E. Blackford	Chairman, President and Chief Executive Officer of California Bank & Trust	$280,000

George M. Feiger	Executive Vice President of Zions Bancorporation	$236,000

A. Scott Anderson	President and Chief Executive Officer of Zions First National Bank.	$245,000

These amounts do not include amounts that will be payable in 2006 to Messrs. Simmons, Arnold, Blackford, Feiger and Anderson under the terms of Value Sharing Plans established by the Corporation and its subsidiaries.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPANY NAME CORPORATION

Date: 2/13/06	By:	/s/ Doyle L. Arnold

Title Vice Chairman and Chief Financial Officer